UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2004


                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  000 - 23339                13-3720542
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


      2533 North Carson Street, Suite 5107                        89706
              Carson City, Nevada
    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (775) 841-3246

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

         On August 17, 2004 the Registrant filed a Current Report on Form 8-K disclosing that it had entered into a Development and License Agreement on August 13, 2004 with Kidde Fire Fighting Inc. Parts of the Development and License Agreement were the subject of a request for confidential treatment. The purpose of this amendment is to re-file the Development and License Agreement to include certain information that was omitted pursuant to the request for confidential treatment.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         10.1 Development and License Agreement between the Registrant and Kidde Fire Fighting Inc. dated August 13, 2004. The Registrant has omitted certain portions of this exhibit pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission. (1)

(1) The TIAX Agreement referred to in the Development and License Agreement is incorporated by reference from a Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US GLOBAL NANOSPACE, INC.
                                               (Registrant)

Date:  June 1, 2005                   By: /s/ John Robinson
                                        ----------------------------------------
                                        John Robinson, Chief Executive Officer